SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE

ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.

IMPORTANT PROXY NEWS
MEETING of STOCKHOLDERS October 13, 2009 605 Third Avenue New York, New York 10158-0180

Recently we distributed proxy material regarding the Meeting of Stockholders for the Neuberger Berman Dividend Advantage Fund Inc. This meeting is scheduled for October 13, 2009, at 2:00 p.m. Eastern Time. Our records indicate that we have not received voting instructions for your account(s). In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote.

Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.

For your convenience, please utilize any of the following methods to submit your vote:

1.      By Internet
Follow the simple instructions on your voting instruction form.

2.      By Touch-tone Phone

Please call the toll-free number located on your voting instruction form and follow the simple instructions.

3.      By Phone
Please call Broadridge Financial Solutions Inc. toll-free at 1-866-412-8382. Representatives are available to take your vote Monday through Saturday between the hours of 9:30 a.m. and 9:00 p.m. Eastern time.

4.      By Mail
Simply return your executed voting instruction form in the envelope provided.

Please take a moment and vote today! Thank you.

P84779NBDDA

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS ON OCTOBER 13, 2009

NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
COMMON STOCK
The undersigned appoints as proxies Robert Conti, Owen F. McEntee, Jr. and Claudia A. Brandon, and each of them (with power of substitution), to vote all the undersigned’s shares of common stock in Neuberger Berman Dividend Advantage Fund Inc. at the Special Meeting of Stockholders to be held on October 13, 2009, at 2:00 p.m. Eastern Time at the offices of Neuberger Berman LLC, 605 Third Avenue, 41st Floor, New York, New York 10158-3698, and any adjournments thereof (“Meeting”), with all the power the undersigned would have if personally present. Receipt of the Notice of Special Meeting of Stockholders and Proxy Statement is acknowledged by your execution of this Proxy Card. This proxy is being solicited on behalf of the Fund’s Board of Directors.
The shares of common stock represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the Meeting. Your vote is important no matter how many shares you own. Please sign and date this proxy below and return it promptly in the enclosed envelope.

Date:____________________, 2009

Signature (owner, joint owners, trustee, custodian, etc.)	(Please sign in the box)

Please sign exactly as name appears hereon. If shares are held in the name of joint owners, any owner may sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shares are held by a corporation, partnership, trust, estate or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

NB DDA-DH-C

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF COMMON STOCK YOU OWN.
PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		FOR	AGAINST	ABSTAIN

1.	To approve a proposal to liquidate and dissolve the Fund, as set forth in the Plan of Liquidation and Dissolution adopted by the Board of Directors of the Fund.	☐	☐	☐

If you plan to attend the Meeting, please call 1-877-461-1899.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

NB DDA-DH-C